UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Dated of Report (Date of Earliest Event Reported): November 14, 2007
of
ARRIS GROUP, INC.
A Delaware Corporation
IRS Employer Identification No. 58-2588724
Commission File Number 000-31254
3871 Lakefield Drive
Suwanee, Georgia 30024
(678) 473-2000
Not Applicable

Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Filed with this Current Report as Exhibit 99.1 is a transcript of a presentation made by Bob Stanzione, Chairman and Chief Executive Officer of ARRIS at the UBS Global Communications and Technology Conference held on November 14, 2007.
Forward-Looking Statements
The transcript filed with this Current Report on exhibit 99.1 contains forward-looking statements concerning prospects and trends for the cable industry, demand for the products produced by ARRIS and C-COR, expectations with respect to the combination of ARRIS and C-COR, including expected benefits and synergies, the outcome of the shareholder vote, and the timing of the closing; and the assumptions relating to the foregoing. The statements in this presentation that use such words as ”believe,” “expect,” “intend,” “anticipate,” “contemplate,” “estimate,” or “plan,” or similar expressions also are forward-looking statements. Actual results may differ materially from those contained in, or suggested by, any forward-looking statement. Specific factors that could cause such material differences include: the outcome of the shareholder votes and the ultimate closing of the acquisition of C-COR by ARRIS, the effectiveness and timing of the integration of the operations of ARRIS and C-COR, and the strength of the capital markets and the general economy. Other risks include capital spending levels by our customers based in part on demand for broadband services, customer adoption of our technologies, development and marketing of technology by our competitors and risks associated with potential acquisitions. This list of factors is representative of the factors which could affect our forward-looking statements and is not intended as an all encompassing list of such factors. For additional factors please see ARRIS’ Form S-4 registration statement, File No. 333-146683, as filed with the SEC on November 7, 2007. ARRIS disclaims any obligation to update these statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
In connection with the proposed combination of ARRIS and C-COR, ARRIS has filed with the SEC a registration statement on Form S-4, which includes a proxy statement of C-COR and a proxy statement and prospectus of ARRIS. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction, because it contains important information. Shareholders are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ARRIS and C-COR, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to ARRIS, 3871 Lakefield Drive, Suwanee, Georgia 30024, Attention: Investor Relations (678) 473-2647, or to C-COR, 60 Decibel Road, State College, Pennsylvania 16801, Attention: Director of Investor Relations (800) 233-2267 ext. 4438.
Participants in the Solicitation
ARRIS, C-COR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed combination. Information regarding ARRIS’ directors and executive officers is available in the Proxy Statement with respect to ARRIS’ 2007 Annual Meeting of Stockholders filed by ARRIS with the SEC on April 9, 2007. Information regarding C-COR’s directors and executive officers is available in C-COR’s Annual Report on Form 10-K, as amended by C-COR on October 11, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Transcript of investor presentation.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
By:	/s/ Lawrence A. Margolis
Lawrence A. Margolis
Executive Vice President of Strategic Planning, Administration and Chief Counsel and Secretary

Dated: November 15, 2007